UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2005

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2005, Registrant announced that Robert I. Lipp will join JPMorgan Chase & Co. as a senior advisor. Mr. Lipp currently serves as a director of the firm. In connection with this appointment, Mr. Lipp and Registrant entered into a letter agreement dated September 19, 2005, concerning his employment. The letter agreement is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Letter agreement between Registrant and Robert I. Lipp, dated September 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: September 19, 2005

EXHIBIT INDEX

10.1 Letter agreement between Registrant and Robert I. Lipp, dated September 19, 2005.